UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 27, 2018 (July 24, 2018)

PEOPLES BANCORP INC.
(Exact name of Registrant as specified in its charter)

Ohio	0-16772	31-0987416
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification Number)

138 Putnam Street, PO Box 738
Marietta, Ohio	45750-0738
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	(740) 373-3155

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Item 2.02     Results of Operations and Financial Condition

On July 24, 2018, management of Peoples Bancorp Inc. (“Peoples”) conducted a facilitated conference call at approximately 11:00 a.m., Eastern Daylight Saving Time, to discuss results of operations for the quarter and six months ended June 30, 2018. A replay of the conference call audio will be available on Peoples’ website, www.peoplesbancorp.com, in the “Investor Relations” section for one year. A copy of the transcript of the conference call is included as Exhibit 99.1 to this Current Report on Form 8-K.

The information contained in this Item 2.02 and Exhibit 99.1 included with this Current Report on Form 8-K, is being furnished pursuant to Item 2.02 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall such information be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise stated in such filing.

During the conference call, management referred to non-Generally Accepted Accounting Principles ("GAAP") financial measures that are used by management to provide information useful to investors in understanding Peoples' operating performance and trends, and to facilitate comparisons with the performance of Peoples' peers. The following tables show the differences between the non-GAAP financial measures referred to during the conference call and the most directly comparable GAAP-based financial measures.

NON-GAAP FINANCIAL MEASURES (Unaudited)
The following non-GAAP financial measures used by Peoples provide information useful to investors in understanding Peoples' operating performance and trends, and facilitate comparisons with the performance of Peoples' peers. The following tables summarize the non-GAAP financial measures derived from amounts reported in Peoples' consolidated financial statements:

	Three Months Ended			Six Months Ended
	June 30,	March 31,	June 30,	June 30,
(Dollars in thousands)	2018	2018	2017	2018	2017

Core Non-interest Expense:
Total non-interest expense	$35,971	$28,221	$26,680	$64,192	$54,011
Less: Acquisition-related expenses	6,056	149	—	6,205	—
Core non-interest expense	$29,915	$28,072	$26,680	$57,987	$54,011

	Three Months Ended			Six Months Ended
	June 30,	March 31,	June 30,	June 30,
(Dollars in thousands)	2018	2018	2017	2018	2017

Efficiency Ratio:
Total non-interest expense	$35,971	$28,221	$26,680	$64,192	$54,011
Less: Amortization of intangible assets	861	754	871	1,615	1,734
Adjusted non-interest expense	$35,110	$27,467	$25,809	$62,577	$52,277

Total fee-based income	$13,807	$14,894	$13,590	28,701	26,924

Net interest income	$32,808	$29,359	$28,090	$62,167	$55,035
Add: Fully tax-equivalent adjustment (a)	223	227	496	450	1,009
Net interest income on a fully tax-equivalent basis	$33,031	$29,586	$28,586	$62,617	$56,044

Adjusted revenue	$46,838	$44,480	$42,176	$91,318	$82,968

Efficiency ratio	74.96%	61.75%	61.19%	68.53%	63.01%

Efficiency Ratio Adjusted for Non-core Items:
Core non-interest expense	$29,915	$28,072	$26,680	$57,987	$54,011
Less: Amortization of intangible assets	861	754	871	1,615	1,734
Adjusted core non-interest expense	$29,054	$27,318	$25,809	$56,372	$52,277

Adjusted revenue	$46,838	$44,480	$42,176	$91,318	$82,968

Efficiency ratio adjusted for non-core items	62.03%	61.42%	61.19%	61.73%	63.01%
(a) Based on a 21% federal statutory corporate income tax rate for the 2018 periods, and a 35% federal statutory corporate income tax rate for the 2017 periods.

	June 30,	March 31,	December 31,	September 30,	June 30,
(Dollars in thousands)	2018	2018	2017	2017	2017

Tangible Equity:
Total stockholders' equity	$499,339	$456,815	$458,592	$457,386	$451,353
Less: goodwill and other intangible assets	163,953	143,820	144,576	143,859	144,692
Tangible equity	$335,386	$312,995	$314,016	$313,527	$306,661

Tangible Assets:
Total assets	$3,972,091	$3,634,929	$3,581,686	$3,552,412	$3,525,126
Less: goodwill and other intangible assets	163,953	143,820	144,576	143,859	144,692
Tangible assets	$3,808,138	$3,491,109	$3,437,110	$3,408,553	$3,380,434

Tangible Book Value per Common Share:
Tangible equity	$335,386	$312,995	$314,016	$313,527	$306,661
Common shares outstanding	19,528,952	18,365,035	18,287,449	18,281,194	18,279,036

Tangible book value per common share	$17.17	$17.04	$17.17	$17.15	$16.78

Tangible Equity to Tangible Assets Ratio:
Tangible equity	$335,386	$312,995	$314,016	$313,527	$306,661
Tangible assets	$3,808,138	$3,491,109	$3,437,110	$3,408,553	$3,380,434

Tangible equity to tangible assets	8.81%	8.97%	9.14%	9.20%	9.07%

	Three Months Ended			Six Months Ended
	June 30,	March 31,	June 30,	June 30,
(Dollars in thousands)	2018	2018	2017	2018	2017

Pre-Provision Net Revenue:
Income before income taxes	$8,904	$14,124	$14,180	$23,028	$26,841
Add: provision for loan losses	1,188	1,983	947	3,171	1,571
Add: loss on debt extinguishment	13	—	—	13	—
Add: net loss on OREO	—	5	24	—	24
Add: net loss on investment securities	147	—	—	146	—
Add: net loss on other assets	330	—	—	251	—
Add: net loss on other transactions	76	—	—	76	—
Less: net gain on OREO	14	—	—	9	—
Less: net gain on investment securities	—	1	18	—	358
Less: net gain on other assets	—	79	133	—	130
Pre-provision net revenue	$10,644	$16,032	$15,000	$26,676	$27,948

Pre-provision net revenue	$10,644	$16,032	$15,000	$26,676	$27,948
Total average assets	$3,897,957	$3,597,043	$3,489,701	$3,748,331	$3,468,146

Pre-provision net revenue to total average assets (annualized)	1.10%	1.81%	1.72%	1.44%	1.63%

	At or For the Three Months Ended			For the Six Months Ended
	June 30,	March 31,	June 30,	June 30,
(Dollars in thousands)	2018	2018	2017	2018	2017

Annualized Net Income Excluding Amortization of Other Intangible Assets:
Net income	$7,892	$11,741	$9,766	$19,633	$18,575
Add: amortization of other intangible assets	861	754	871	1,615	1,734
Less: tax effect (a) of amortization of other intangible assets	181	158	305	339	607
Net income excluding amortization of other intangible assets	$8,572	$12,337	$10,332	$20,909	$19,702

Days in the period	91	90	91	181	181
Days in the year	365	365	365	365	365
Annualized net income	$31,655	$47,616	$39,171	$39,591	$37,458
Annualized net income excluding amortization of other intangible assets	$34,382	$50,033	$41,442	$42,165	$39,731

Average Tangible Stockholders' Equity:
Total average stockholders' equity	$489,876	$454,232	$447,399	$472,152	$443,218
Less: average goodwill and other intangible assets	161,600	144,190	145,052	152,943	145,298
Average tangible stockholders' equity	$328,276	$310,042	$302,347	$319,209	$297,920

Return on Average Stockholders' Equity Ratio:
Annualized net income	$31,655	$47,616	$39,171	$39,591	$37,458
Average stockholders' equity	$489,876	$454,232	$447,399	$472,152	$443,218

Return on average stockholders' equity	6.46%	10.48%	8.76%	8.39%	8.45%

Return on Average Tangible Stockholders' Equity Ratio:
Annualized net income excluding amortization of other intangible assets	$34,382	$50,033	$41,442	$42,165	$39,731
Average tangible stockholders' equity	$328,276	$310,042	$302,347	$319,209	$297,920

Return on average tangible stockholders' equity	10.47%	16.14%	13.71%	13.21%	13.34%
(a) Tax effect is calculated using a 21% federal statutory corporate income tax rate for the 2018 periods and a 35% federal statutory corporate income tax rate for the 2017 periods.

Item 7.01    Regulation FD Disclosure

From time-to-time between July 30, 2018 and September 30, 2018, the management team of Peoples Bancorp Inc. ("Peoples"), including the Executive Vice President, Chief Financial Officer and Treasurer, and the Executive Vice President, Chief Commercial Banking Officer, intend to conduct one or more meetings with investors and analysts. These individuals intend to use an investor presentation containing financial data and other information regarding Peoples to assist the investors and analysts with their understanding of the business and financial performance of Peoples. A copy of the investor presentation is included as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Within the investor presentation, Peoples updated one of the expectations for the third and fourth quarter of 2018, which were previously disclosed in the July 24, 2018 conference call held to announce second quarter 2018 earnings. Quarterly fee-based revenue is expected to be between $13.5 and $14.5 million per quarter for the third and fourth quarter of 2018, instead of the previously disclosed amount of $13 to $14 million.

The information in this Current Report on Form 8-K is being furnished under Item 7.01 and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act"), or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01     Financial Statements and Exhibits

a) - c)
Not applicable.

d) Exhibits
See Index to Exhibits below.

EXHIBITS

Exhibit Number	Description
99.1	Transcript of conference call conducted by management of Peoples Bancorp Inc. on July 24, 2018 to discuss results of operations for the quarter and year period ended June 30, 2018
99.2	2nd Quarter 2018 Investor Presentation

* Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedules or exhibits will be furnished supplementally to the SEC upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEOPLES BANCORP INC.

Date:	July 27, 2018	By:/s/	JOHN C. ROGERS
John C. Rogers

Executive Vice President, Chief Financial Officer and Treasurer